UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 28, 2012 (September 27, 2012)

_______________________________
ENDO HEALTH SOLUTIONS INC.
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (610) 558-9800
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 27, 2012, the Registrant increased the size of its board of directors from nine to ten and appointed Jill D. Smith to fill this new vacancy. Ms. Smith has been an international business leader for more than 25 years, including 16 years as a CEO of private and public companies in the technology and information services markets and was most recently chairman, CEO and president of DigitalGlobe Inc., a provider of satellite imagery products and services to governments and companies worldwide. Ms. Smith currently serves on the board of SoundBite Communications, Inc., a leading provider of cloud-based customer communications and has served on the corporate boards of Germany-based Elster Group, Smith & Hawken and DigitalGlobe (prior to her appointment as Chairman and CEO). In addition, Ms. Smith is a member of the executive committee for the Women's Cancer Program at Dana Farber, among other past professional and trade association board positions.
Ms. Smith's compensation as a director will be pursuant to the Registrant's standard non-employee director compensation policy in effect from time to time. Pursuant to the Company's current standard policy regarding non-employee director compensation, a director is entitled to receive the following compensation (1) an annual cash retainer of $60,000, (2) stock-based awards valued at $150,000, consisting of 100% of restricted stock units to be awarded annually under the Endo Health Solutions Inc. 2010 Stock Incentive Plan in March of each year and (3) a per-meeting fee of $2,250 for each board meeting attended.
There are no arrangements or understandings pursuant to which Ms. Smith was selected as a director of the Registrant. Ms. Smith does not have any relationship or related transaction with the Registrant that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO HEALTH SOLUTIONS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary
Dated: September 28, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release